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                                                                   EXHIBIT 10.26

                                                                  EXECUTION COPY


                 UNDIVIDED ASSIGNMENT AND ASSUMPTION AGREEMENT
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  This UNDIVIDED ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated
                                                            ---------
as of June 5, 1998, is entered into by and between Pacer International, Inc., a Delaware corporation (the "Assignor"), and Cross Con Acquisition Corp., a
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Delaware corporation and wholly owned subsidiary of the Assignor (the
"Assignee")
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  WHEREAS, on or prior to the date hereof, the Assignor executed and delivered that certain Stock Purchase Agreement dated as of May 29, 1998 by and among the Assignor, Cross Con Terminals, Inc., a Delaware corporation ("Terminals"), Cross
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Con Transport, Inc., an Illinois corporation ("Transport"; and together with
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Terminals, the "Companies"), and Richard Hyland (the "Seller") (as the same may,
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from time to time, be amended, restated , supplemented or otherwise modified, the "Stock Purchase Agreement");
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  WHEREAS, pursuant to the terms and conditions of the Stock Purchase Agreement, the Assignor has the right to purchase from the seller, and the seller has agreed to sell to the Assignor, all of the shares of outstanding capital stock of the Companies; and

  WHEREAS, pursuant to (S)(S) 12.4 of the Stock Purchase Agreement, the Assignor may assign any or all of its rights and interests under the Stock Purchase Agreement to one or more of its wholly owned Affiliates (as such term is defined in the Stock Purchase Agreement) and may designate one or more of its wholly owned Affiliates to perform its obligations thereunder;

  NOW, THEREFORE, in consideration of the covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

     (a) The Assignor hereby sells, conveys, delivers, assigns and transfers to the Assignee all of the Assignor's undivided right, title and interest in, to and under the Stock Purchase Agreement, including, without limitation, the Assignor's right to purchase from the Seller all of the shares of outstanding capital stock of the Companies, at the purchase price set forth in the Stock Purchase Agreement, subject to the terms, conditions and adjustments set forth therein.

     (b) The Assignee hereby acknowledges and agrees to perform all of the terms, covenants and conditions of the Assignor set forth in the Stock Purchase Agreement.

     (c) The Assignor hereby acknowledges and agrees that, notwithstanding this Agreement, it will remain primarily liable for all of its duties and obligations under the Stock Purchase Agreement.

     (d) This Agreement shall be binding on the Assignor, the Assignee and their respective successors and assigns.
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     (e) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

     (f) This Agreement may not be modified or amended in any manner other than by a written agreement executed by both parties hereto.


                           [signature page follows]
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        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day and year first above written.


                                         PACER INTERNATIONAL, INC.
                                         a Delaware corporation


                                         By: /s/ Lawrence C. Yarberry
                                            ------------------------------
                                            Lawrence C. Yarberry
                                            Executive Vice President and Chief
                                            Executive Officer

                                         CROSS CON ACQUISITION CORP.,
                                         a Delaware corporation


                                         By: /s/ Lawrence C. Yarberry
                                            ------------------------------
                                            Lawrence C. Yarberry
                                            President, Treasurer and Secretary